SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

First Amended Form 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 31, 2003

TMI Holdings, Inc.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-30011 (Commission File Number)	65-0309540 (I.R.S. Employer Identification No.)

11924 Forest Hill Blvd., Suite 22-204 Wellington, FL 33414 (Address of principal executive offices) (zip code)

(954) 579-8599 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Item 1.                        Changes in Control of Registrant

            Not applicable.

Item 2.                        Acquisition or Disposition of Assets

On January 31, 2003, TMI Holdings, Inc. (the “Company”) acquired 100% of the outstanding stock of Kina’ole Development Corporation, a Hawaii corporation.  The Company acquired the Kina’ole shares from William Michael Sessions and John W. Meyers, both of whom were, at the time, officers and directors of the Company.  In exchange for Kina’ole’s shares, the Company issued Mr. Sessions and Mr. Meyers each 250,000 shares of the Company’s Series B Convertible Preferred Stock.

At the time of this transaction, the Company’s Series B Convertible Preferred Stock entitled its holders to 30 votes on all matters brought before a vote of the Company’s stockholders and each share of Series B Convertible Preferred Stock was convertible into the 30 shares of the Company’s common stock as soon as the Company had sufficient authorized but unissued common stock to convert all 500,000 shares of Series B Convertible Preferred Stock.

On February 21, 2003, the Company entered into a Stock Purchase Agreement with Mr. Sessions, Mr. Meyers, and Mr. Scott Siegel, whereby the Company agreed to issue 1,050,000 shares of common stock (1,000,000 has been issued to date) to Mr. Siegel, and Mr. Sessions and Mr. Meyers transferred a total of 250,000 shares of Series A Preferred Stock to Mr. Siegel, all in exchange for Mr. Siegel agreeing to pay approximately $72,500 in outstanding Company liabilities and $150,000 for outstanding amounts owed by Mr. Sessions and Mr. Meyers to Marc Douglas.  On March 5, 2003, Mr. Sessions and Mr. Meyers resigned as directors of the Company and Mr. Siegel, who was not a related party to the Company at the time of the February 21, 2003 transaction, became an officer and director of the Company on March 5, 2003.

In conjunction with the February 21, 2003 transaction, the Company and Mr. Sessions and Mr. Meyers agreed to amend the Certificate of Designation for the Company’s Series B Preferred Stock (retroactive to January 31, 2003) to take away the voting rights of the Company’s Series B Convertible Preferred Stock, and to change the convertiblity to make the shares of Series B Convertible Preferred Stock only convertible if, at any time, at least 5% of Kina’ole’s outstanding common stock is distributed to the Company’s stockholders on a pro rata basis, then the Series B Convertible Preferred Stock shall automatically convert into that number of shares of common stock of Kina’ole equal to 90% of the then outstanding common stock of Kina’ole (after giving effect to the distribution described above and this conversion).   Accordingly, the acquisition will be accounted for under the purchase method of accounting.

Kina’ole is located in Lihue, Hawaii and was formed in June 2002 with its purpose being to provide an affordable housing option for the people of Hawaii by using manufactured homes.  Through arrangements with dealerships on each Hawaiian island Kina’ole plans to sell the manufactured homes to retail customers.  Kina’ole also develops subdivisions of manufactured homes and has an installation company that, as a licensed contractor, completes the foundation and site work as well as installing the manufactured homes.  Kina’ole’s officers and directors, W. Michael Sessions and John W. Meyers, are former officers and directors of the Company.

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Item 3.                        Bankruptcy or Receivership

Not applicable.

Item 4.                        Changes in Registrant’s Certifying Accountant

            Not applicable.

Item 5.                        Other Events

Not applicable.

Item 6.                        Resignations of Directors and Executive Officers

            Not applicable.

Item 7.                        Financial Statements

A.            Financial Statement of Business Acquired

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I
KINA’OLE DEVELOPMENT CORPORATION

FINANCIAL STATEMENTS

December 31, 2002

CONTENTS

Independent Auditors’ Report                                                                                                                                                               F-3

Balance Sheet                                                                                                                                                                                       F-4

Statement of Operations                                                                                                                                                                        F-5

Statement of Stockholders’ Equity (Deficit)                                                                                                                                            F-6

Statement of Cash Flows                                                                                                                                                                       F-7

Notes to the Financial Statements                                                                                                                                                          F-9

INDEPENDENT AUDITORS’ REPORT

Board of Directors
Kina’ole Development Corporation
Lihue, Hawaii

We have audited the accompanying balance sheet of Kina’ole Development Corporation, as of December 31, 2002, and the related statements of operations, stockholders’ equity (deficit), and cash flows for the period from inception, on June 12, 2002, through December 31, 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kina’ole Development Corporation, as of December 31, 2002 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company’s negative working capital, negative stockholders’ equity, and losses incurred, raise substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

HJ & Associates, LLC
Salt Lake City, Utah
May 20, 2003

F-3

KINA’OLE DEVELOPMENT CORPORATION
Balance Sheet
December 31, 2002

ASSETS

CURRENT ASSETS

Cash	$39,983
Restricted cash (Note 6)	154,543
Receivable from affiliate (Note 3)	25,556
Investment in related party joint venture (Note 7)	90,831
Construction in process (Note 2)	432,961

Total Current Assets	743,874

TOTAL ASSETS	$743,874

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES

Accounts Payable	$	$ 33,401
Accrued expenses		49,405
Advances from officers (Note 5)		50,144
Construction loans (Note 6)		670,000
Payable to joint venture (Note 7)		86,697

Total Current Liabilities		889,647

STOCKHOLDERS’ EQUITY (DEFICIT)

Common stock, $0.01 par value; authorized 500,000
shares; issued and outstanding 500,000 shares		5,000
Accumulated deficit		(150,773)

TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)		(145,773)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)		$$743,874

The accompanying notes are an integral part of these financial statements.
F-4

KINA’OLE DEVELOPMENT CORPORATION
Statement of Operations
From Inception on June 12, 2002, through December 31, 2002

REVENUE

Sales (Note 1)	$-

EXPENSES

Officer salaries	45,000
Professional fees	37,005
Legal expenses	52,402
General and administrative expenses	45,728

OPERATING LOSS	(180,135)

OTHER INCOME

Gain on settlement	29,362

NET LOSS	$(150,773)

The accompanying notes are an integral part of these financial statements.
F-5

KINA’OLE DEVELOPMENT CORPORATION
Statement of Stockholders' Equity (Deficit)
From Inception on June 12, 2002, through December 31, 2002

Additional
Common Stock		Paid-In	Accumulated

Shares	Amount	Capital	Deficit

Balance, at inception on
June 12, 2002	-	$-	$-	$-

Issued 500,000 shares of
common stock, valued at
par, to officers for services
rendered	500,000	5,000	-	-

Net loss for the period
from inception, on
June 12, 2002, through
December 31, 2002	-	-	-	(150,773)

Balance, December 31, 2002	500,000	$5,000	$-	$(150,773)

The accompanying notes are an integral part of these financial statements.
F-6

KINA'OLE DEVELOPMENT CORPORATON
Statement of Cash Flows
From Inception on June 12, 2002, through December 31, 2002

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(150,773)
Adjustments to reconcile net loss to net cash
Provided by operating activities:
Common stock issued for services	5,000
Changes in operating assets and liabilities:
(Increase) in restricted cash	(154,543)
(Increase) in receivable from affiliate	(25,556)
(Increase) in construction in process	(432,961)
Increase in accounts payable	33,401
Increase in accrued expenses	49,405
Increase in payable to joint venture	86,697

Net Cash Provided by Operating Activities	(589,330)

CASH FLOWS FROM INVESTING ACTIVITIES

Investment in related party joint venture	(90,831)

Net Cash Used by Investing Activities	(90,831)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from related party advances	50,144
Proceeds from notes payable	670,000

Net Cash Provided in Financing Activities	720,144

NET INCREASE IN CASH	39,983

CASH, AT INCEPTION	-

CASH, END OF YEAR	$39,983

The accompanying notes are an integral part of these financial statements.
F-7

KINA’OLE DEVELOPMENT CORPORATION
Statement of Cash Flows (Continued)
From Inception on June 12, 2002, through December 31, 2002

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

CASH PAID DURING THE YEAR FOR

Income taxes	$-
Interest	$17,060

SCHEDULE OF NON-CASH FINANCING ACTIVITIES:

Common stock issued for services	$5,000

The accompanying notes are an integral part of these financial statements.
F-8

NOTE 1 -  NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING  POLICIES

The Company was incorporated in the State of Hawaii on June 12, 2002, and is engaged in the preparation and sale of manufactured homes in Hawaii. The Company manages all site work for each manufactured home and oversees the installation of the pre-built homes on specific lots or parcels of land. The Company also intends to develop subdivisions of manufactured homes in the near future.

The Company’s accounting policies reflect practices of the construction industry and conform to accounting principles generally accepted in the United States of America. The following policies are considered to be significant:

a. Revenue and Cost Recognition

The Company recognizes revenues from fixed-price and modified fixed-price home sales, measured by the excess home price over the combined capitalized cost of preparing and installing the homes. Revenue will be recognized upon final completion and delivery of the homes, and upon receipt of the contractual sales price. Any warranty provisions (if any) will be negotiated on a sale-by-sale basis.

The capitalized construction in process costs include all direct material and labor costs and those indirect costs related to the purchase, installation, and preparation of the manufactured homes. These costs include supplies, tools, repairs, and depreciation. General and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted projects are made in the period in which such losses are determined.

b. Income Taxes

Deferred income taxes are recognized for the future tax consequences of temporary differences between financial statement carrying amounts and the tax bases of assets and liabilities.

c. Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F-9

NOTE 1 -  NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

d. Investment in Joint Ventures

The Company accounts for its interest in its general partnership joint ventures by the equity method. Under this method, the Company recognizes its interest in the earnings of the joint ventures as income in the Company’s income statement which is added to the investment in joint venture account on the Company’s balance sheet. See Note 7.

e. Recent Accounting Pronouncements

SFAS No. 145 -- On April 30, 2002, the FASB issued FASB Statement No. 145 (SFAS 145), ”Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections.” SFAS 145 rescinds both FASB Statement No. 4 (SFAS 4), ”Reporting Gains and Losses from Extinguishment of Debt,” and the amendment to SFAS 4, FASB Statement No. 64 (SFAS 64), “Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements.” Through this rescission, SFAS 145 eliminates the requirement (in both SFAS 4 and SFAS 64) that gains and losses from the extinguishment of debt be aggregated and, if material, classified as an extraordinary item, net of the related income tax effect. However, an entity is not prohibited from classifying such gains and losses as extraordinary items, so long as it meets the criteria in paragraph 20 of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. Further, SFAS 145 amends paragraph 14(a) of FASB Statement No. 13, “Accounting for Leases”, to eliminate an inconsistency between the accounting for sale-leaseback transactions and certain lease modifications that have economic effects that are similar to sale-leaseback transactions. The amendment requires that a lease modification (1) results in recognition of the gain or loss in the 9 financial statements, (2) is subject to FASB Statement No. 66, “Accounting for Sales of Real Estate,” if the leased asset is real estate (including integral equipment), and (3) is subject (in its entirety) to the sale-leaseback rules of FASB Statement No. 98, “Accounting for Leases: Sale-Leaseback Transactions Involving Real Estate, Sales-Type Leases of Real Estate, Definition of the Lease Term, and Initial Direct Costs of Direct Financing Leases.” Generally, FAS 145 is effective for transactions occurring after May 15, 2002. The Company does not expect that the adoption of SFAS 145 will have a material effect on its financial performance or results of operations.

F-10

NOTE 1 -  NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

e. Recent Accounting Pronouncements (Continued)

SFAS No. 146 -- In June 2002, the FASB issued SFAS No. 146, "Accounting for Exit or Disposal Activities" (SFAS 146). SFAS 146 addresses significant issues regarding the recognition, measurement, and reporting of costs that are associated with exit and disposal activities, including restructuring activities that are currently accounted for under EITF No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." The scope of SFAS 146 also includes costs related to terminating a contract that is not a capital lease and termination benefits that employees who are involuntarily terminated receive under the terms of a one-time benefit arrangement that is not an ongoing benefit arrangement or an individual deferred-compensation contract. SFAS 146 will be effective for exit or disposal activities that are initiated after December 31, 2002 and early application is encouraged. The provisions of EITF No. 94-3 shall continue to apply for an exit activity initiated under an exit plan that met the criteria of EITF No. 94-3 prior to the adoption of SFAS 146. The effect on adoption of SFAS 146 will change on a prospective basis the timing of when the restructuring charges are recorded from a commitment date approach to when the liability is incurred. The Company does not expect that the adoption of SFAS 146 will have a material effect on its financial performance or results of operations.

SFAS No. 147 -- In October 2002, the FASB issued Statement No. 147 “Acquisitions of Certain Financial Institutions – an amendment of FASB Statements No. 72 and 144 and FASB Interpretation No. 9” (SFAS 147). SFAS 147 removes acquisitions of financial institutions from the scope of both Statement 72 and Interpretation 9 and requires that those transactions be accounted for in accordance with FASB Statements No. 141, Business Combinations, and No. 142, Goodwill and Other Intangible Assets. Thus, the requirement in paragraph 5 of Statement 72 to recognize (and subsequently amortize) any excess of the fair value of liabilities assumed over the fair value of tangible and identifiable intangible assets acquired as an unidentifiable intangible asset no longer applies to acquisitions within the scope of this Statement. In addition, this Statement amends FASB Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, to include in its scope long-term customer-relationship intangible assets of financial institutions such as depositor- and borrower-relationship intangible assets and credit cardholder intangible assets. Consequently, those intangible assets are subject to the same undiscounted cash flow recoverability test and impairment loss recognition and measurement provisions that Statement 144 requires for other long-lived assets that are held and used. SFAS 147 is effective October 1, 2002. The Company does not expect that the adoption of SFAS 147 will have a material effect on its financial statements.

F-11

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

e. Recent Accounting Pronouncements (Continued)

SFAS No. 148 -- In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure"(SFAS 148”). SFAS 148 amends SFAS No. 123 "Accounting for Stock-Based Compensation" (“SFAS 123”), to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS 148 amends the disclosure requirements of SFAS 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS 148 is effective for fiscal years beginning after December 15, 2002. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after December 15, 2002. The Company does not expect that the adoption of SFAS 148 will have a material effect on its financial statements.

NOTE 2 - CONSTRUCTION IN PROCESS

Construction if process consists of six manufactured homes on five parcels of land. Significant capitalized costs include the costs of land, pre-built manufactured homes, and loan costs and interest associated with the financing obtained for each individual project.

NOTE 3 - RECIEVABLE FROM AFFILIATE

During the period ended December 31, 2002, the Company advanced $25,556 to a business partner. The funds were used to establish the affiliate’s business, which will ultimately be to provide general contractor services to the Company’s projects. The advances are expected to be repaid within twelve months and do not accrue interest.

NOTE 4 - INCOME TAXES

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely that not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

F-12

NOTE 4 -    INCOME TAXES (Continued)

Net deferred tax assets consist of the following components as of December 31, 2002:

2002

Deferred tax assets:
NOL Carryover	$39,070

Deferred tax liabilities:	-

Valuation allowance	(39,070)
Net deferred tax asset	$-

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate of
39% to pretax income from continuing operations for the years ended December 31, 2002, due to the following:

2002

Book loss	$(58,800)
Stock for services/options expense	1,950
Accrued compensation	17,550
Other	230
Valuation allowance	(39,070)

$-

At December 31, 2002, the Company had net operating loss carryforwards of approximately $100,200 that may be offset against future taxable income through 2022. No tax benefit has been reported in the December 31, 2002 financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in the future.

F-13

NOTE 5 -  RELATED PARTY TRANSACTIONS

On June 12, 2002, the Company issued 500,000 shares of common stock to its two officers and sole employees for services rendered in the incorporation of the Company. The shares were valued at par, or $0.01 per share.

During the period ended December 31, 2002, officers and significant shareholders advanced the Company $50,144 in cash and property. The advances are expected to be repaid upon the completion and sale of certain projects under construction, which is expected to be within the next twelve months. As the advances are short-term in nature, no interest is being charged or accrued.

During the period ended December 31, 2002, the Company entered into a joint venture agreement with a close relative of the Company’s Vice President and COO. See Note 7.

NOTE 6 -  CONSTRUCTION LOANS

Construction loans consist of three notes related to three specific construction projects, totaling $670,000. All three notes were originated on December 11, 2002, carry interest at 12% per annum and are payable-in-full on July 11, 2003. The notes are secured by the acquired land, property, and improvements. As of year-end, the Company accrued and capitalized interest of $4,405.

All proceeds from the notes were placed in an escrow account that requires approval from the lender and officers of the Company for each disbursement. As of December 31, 2002, $154,543 remains undisbursed and has been classified as restricted cash.

NOTE 7 -  INVESTMENT IN JOINT VENTURES

During the period ended December 31, 2002, the Company entered into two general partnership joint venture agreements. The first joint venture agreement was entered into between the Company and an unrelated investor who agreed to contribute land and cash of $226,000 towards the purchase, installation, and preparation of two manufactured homes. The Company has agreed to oversee the purchase , installation, preparation, and subsequent sale of the properties. In return for their investments of property, cash, and services, the investor and the Company will earn 80% and 20% of the net profits from the sales, respectively. Summary information relating to the unrelated joint venture is presented below:

As of
December 31
2002

Advances to joint venture (Investor)	$226,000
Less: Construction in Process	(139,303)

Net Liability to Joint Venture	$86,697

F-14

NOTE 7 - INVESTMENT IN JOINT VENTURE (Continued)

The amount owed to the unrelated joint venture by the Company represents cash received into the Company’s general checking account that has not yet been used for joint venture projects.

The Company has also entered into a joint venture agreement with a close relative of the Company’s Vice President and COO, whereby the related party has agreed to contribute land valued at $92,921 to the joint venture. The Company has agreed to oversee the purchase , installation, preparation, and subsequent sale of the properties. In return for their investments of property, cash, and services, the related party and the Company will split the net profits from the sale of the combined property evenly. Summary information relating to the related party joint venture is presented below:

As of
December 31,
2002

Land (Contributed by related party)	$92,921
Construction in process (Company investment)	90,831

Net Assets of Related Party Joint Venture	$183,752

The contributed services invested by the Company can only be recognized as of the date of sale. As none of the properties have been sold as of December 31, 2002, no revenue has been recognized. However, the Company does not expect to incur any loss from the obligations or operations of the joint ventures.

NOTE 8 -  GOING CONCERN

The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplate the realization of assets and liquidation of liabilities in the normal course of business. The company has incurred significant losses since inception and has had no revenues. The Company’s ability to continue as a going concern is dependent upon obtaining additional working capital from the sale of homes currently included under construction. The Company will also continue its efforts to establish additional equity financing. Additionally, management has committed to meeting the ongoing administrative expenses of the Company.

NOTE 9 -  SUBSEQUENT EVENT

On January 31, 2003, the shareholders of the Company completed a reorganization and stock purchase agreement with TMI Holdings, Inc. (TMI), a public company, whereby TMI acquired 100% of the assets and outstanding common stock of the Company in exchange for 500,000 shares of TMI Series B Convertible Preferred Stock. As a result of this transaction, the Company has been acquired by, and is owned entirely by TMI.

F-15

B.  Pro Forma Financial Information

The following unaudited pro forma condensed consolidated statements of operations have been derived by the application of pro forma adjustments to TMI and Kina’ole’s historical financial statements and are based on the estimates and assumptions set forth below.

The unaudited pro forma condensed consolidated statements of operations for the periods presented give effect to the acquisition of Kina’ole as if it had occurred at January 1, 2002. The unaudited pro forma condensed consolidated statements of operations should be read in conjunction with the historical financial statements of TMI and Kina’ole (Kina’ole’s financial statements are included herein, and TMI’s financial statements are incorporated by reference from TMI’s Form 10-KSB for the year ended December 29, 2002, as filed with the Securities and Exchange Commission on May 23, 2003) and should not be considered indicative of actual results that would have been achieved had the acquisition been consummated on the date indicated, nor are they necessarily indicative of future operating results. The acquisition will be accounted for under the purchase method of accounting.

The unaudited pro forma adjustments are estimates based on currently available information and certain assumptions that management of TMI believes are appropriate. Management of TMI has estimated the value of the net assets of Kina’ole acquired as well as the value of the Series B Preferred Stock exchanged at zero. Accordingly, no adjustment relating to the valuation of these items has been recorded in these pro forma financial statements.

The unaudited pro forma condensed consolidated statements of operations exclude non-recurring items directly attributable to the acquisition such as non-capitalizable transaction costs. Also, in accordance with the pro forma adjustment guidelines, cost savings from anticipated efficiencies and synergies, if any, have not been reflected in the unaudited pro forma condensed consolidated statements of operations.

4

TMI Holdings, Inc.
Pro Forma Condensed Consolidated Statements of Operations
(Unaudited)
Year Ended December 29, 2002

Net Sales	$-

Cost of good sold	-

Gross profit	-

Selling, general and administrative expenses	353,578

Gain on settlement	29,362
Interest income	94,917

(Loss) from operations	(229,299)

(Loss) before provision for income taxes	(229,299)

Provision for income taxes	-

Net (Loss)	$(229,299)

5

TMI Holdings, Inc.
Pro Forma Condensed Consolidated Balance Sheet
(Unaudited)
December 29, 2002

ASSETS

Cash in Bank	$44,602
Restricted cash	154,543
Prepaid insurance	3,222
Receivable from affiliate	25,556
Investment in related party joint venture	90,831
Construction in process	432,961

Total Current Assets	$751,715

LIABILITIES AND STOCKHOLDERS’ EQUITY

Accounts Payable	33,401
Accrued Expenses	148,349
Advances from officers	50,144
Construction loans	670,000
Payable to joint venture	86,697

Total Current Liabilities	988,591

STOCKHOLDERS’ EQUITY
Preferred stock: series “A” $.01 par value, authorized 1,500,000
shares, issued and outstanding 250,000 shares	2,500
Preferred stock: series "B" $.01 par value, authorized, issued
and outstanding 500,000 shares	5,000
Common stock: $.01 par value, authorized 15,000,000 shares,
issued and outstanding 1,896,710 shares	18,967

Additional paid-in capital	3,682,820
Accumulated deficit	(3,946,163)

Total Stockholders’ Deficit	(236,876)

Total Liabilities and Stockholders’ Deficit	$751,715

6

Item 8.     Change in Fiscal Year

Not applicable.

EXHIBITS

Item No.	Description

2.1 *	Reorganization and Stock Purchase Agreement dated January 31, 2003 by and between TMI Holdings, Inc., Kin’ o le Development Corporation, W. Michael Sessions, and John W. Meyers

3.1	Articles of Amendment to Certificate of Designation of Series B Convertible Preferred Stock

*    Previously filed as Exhibit 2.1 to the Form 8-K dated February 7, 2003 and filed with the Commission on February 11, 2003.

7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2003                TMI Holdings, Inc.

                  /s/ Scott Siegel______________________
                             Scott Siegel
                            Chief Executive Officer, Chief Financial
                            Officer, Secretary, and Director

8